Exhibit 99.1

                            Joint Filer Information

Date of Event Requiring
  Statement:                 May 1, 2006

Issuer Name and Ticker or
  Trading Symbol:            AutoNation, Inc. (AN)

Designated Filer:            ESL Investments, Inc.

Other Joint Filers:          ESL Partners, L.P., ESL Institutional Partners,
                             L.P., ESL Investors, L.L.C., RBS Partners, L.P., and RBS Investment Management, LLC, and
                             Edward S. Lampert

Addresses:                   The principal business address of each of the
                             Joint Filers above is 200 Greenwich Avenue,
                             Greenwich, CT 06830.

Signatures:                  ESL INVESTMENTS, INC.

                                By:   /s/ Theodore W. Ullyot
                                      ----------------------
                                      Name:   Theodore W. Ullyot
                                      Title:  EVP & General Counsel

                             ESL PARTNERS, L.P.

                             By:  RBS Partners, L.P., as its general partner

                             By:  ESL Investments, Inc., as its general partner

                                By:   /s/ Theodore W. Ullyot
                                      ----------------------
                                      Name:   Theodore W. Ullyot
                                      Title:  EVP & General Counsel

                             ESL INSTITUTIONAL PARTNERS, L.P.

                             By:  RBS Investment Management, LLC, as its
                                    general partner

                             By:  ESL Investments, Inc., as its manager

                                By:   /s/ Theodore W. Ullyot
                                      ----------------------
                                      Name:   Theodore W. Ullyot
                                      Title:  EVP & General Counsel

                             ESL INVESTORS, L.L.C.

                             By:  RBS Partners, L.P., as its managing member

                             By:  ESL Investments, Inc., as its general partner

                             By:      /s/ Theodore W. Ullyot
                                      ----------------------
                                      Name:   Theodore W. Ullyot
                                      Title:  EVP & General Counsel

                             RBS PARTNERS, L.P.

                             By:  ESL Investments, Inc., as its general partner

                             By:      /s/ Theodore W. Ullyot
                                      ----------------------
                                      Name:   Theodore W. Ullyot
                                      Title:  EVP & General Counsel

                             RBS INVESTMENT MANAGEMENT, LLC

                             By:  ESL Investments, Inc., as its manager

                                By:   /s/ Theodore W. Ullyot
                                      ----------------------
                                      Name:   Theodore W. Ullyot
                                      Title:  EVP & General Counsel

                             EDWARD S. LAMPERT

                             /s/ Edward S. Lampert
                             ---------------------
                             Edward S. Lampert